INVESTOR FINANCIAL SUPPLEMENT
June 30, 2016

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 26, 2016
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	15
	Personal Lines Supplemental Data	16
	P&C Other Operations Income Statements	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Asset Class	21

TALCOTT RESOLUTION	Financial Highlights	22
	Individual Annuity - Supplemental Data	23
	Individual Annuity - Account Value Rollforward	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty	27
	Net Investment Income	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
HIGHLIGHTS
Net income	$216	$323	$421	$381	$413	$467	$539	$880
Core earnings *	$122	$385	$445	$364	$389	$452	$507	$841
Total revenues	$4,677	$4,391	$4,513	$4,562	$4,685	$4,617	$9,068	$9,302
Total assets	$227,616	$227,493	$228,348	$231,453	$241,020	$246,960
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income	$0.55	$0.81	$1.03	$0.92	$0.99	$1.11	$1.36	$2.09
Core earnings	$0.31	$0.97	$1.09	$0.88	$0.93	$1.07	$1.28	$2.00
Diluted earnings per common share
Net income	$0.54	$0.79	$1.01	$0.90	$0.96	$1.08	$1.34	$2.04
Core earnings	$0.31	$0.95	$1.07	$0.86	$0.91	$1.04	$1.26	$1.95
Weighted average common shares outstanding (basic)	391.8	398.5	406.9	413.8	418.7	422.6	395.2	420.6
Dilutive effect of stock compensation	3.2	4.2	5.2	5.1	4.4	5.5	3.6	5.0
Dilutive effect of warrants	3.6	3.6	3.8	4.1	5.0	5.6	3.6	5.3
Weighted average common shares outstanding and dilutive potential common shares (diluted)	398.6	406.3	415.9	423.0	428.1	433.7	402.4	430.9
Common shares outstanding	387.9	395.6	401.8	411.3	416.3	421.4
Book value per common share	$47.84	$45.78	$43.91	$44.26	$43.78	$45.27
Per common share impact of accumulated other comprehensive income [1]	$2.32	$0.64	$(0.82)	$0.34	$0.45	$2.73
Book value per common share (excluding AOCI) *	$45.52	$45.14	$44.73	$43.92	$43.33	$42.54
Book value per diluted share	$47.02	$44.90	$42.96	$43.32	$42.86	$44.13
Per diluted share impact of AOCI	$2.28	$0.63	$(0.80)	$0.33	$0.45	$2.66
Book value per diluted share (excluding AOCI) *	$44.74	$44.27	$43.76	$42.99	$42.41	$41.47
Common shares outstanding and dilutive potential common shares	394.7	403.4	410.7	420.2	425.3	432.3
RETURN ON EQUITY ("ROE")
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	7.3%	8.3%	9.3%	8.9%	8.8%	4.0%
ROE - Net income, excluding Talcott Resolution [2]	10.5%	11.0%	12.0%	10.3%	11.3%	9.3%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) *	7.4%	8.8%	9.2%	9.1%	9.6%	8.1%
ROE - Core earnings, excluding Talcott Resolution [2]	8.9%	10.3%	10.9%	10.5%	11.9%	9.9%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	ROE assumes debt and interest is attributed to Talcott Resolution consistent with the overall debt to capitalization ratios of the consolidated entity. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Earned premiums	$3,444	$3,404	$3,460	$3,404	$3,391	$3,322	$6,848	$6,713
Fee income	422	426	463	448	469	459	848	928
Net investment income	735	696	695	730	796	809	1,431	1,605
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(8)	(27)	(41)	(42)	(13)	(12)	(35)	(25)
OTTI losses recognized in other comprehensive income	1	4	2	2	2	—	5	2
Net OTTI losses recognized in earnings	(7)	(23)	(39)	(40)	(11)	(12)	(30)	(23)
Other net realized capital gains (losses)	60	(132)	(87)	(4)	20	17	(72)	37
Total net realized capital gains (losses)	53	(155)	(126)	(44)	9	5	(102)	14
Other revenues	23	20	21	24	20	22	43	42
Total revenues	4,677	4,391	4,513	4,562	4,685	4,617	9,068	9,302
Benefits, losses and loss adjustment expenses	3,142	2,641	2,690	2,710	2,812	2,563	5,783	5,375
Amortization of DAC	368	374	290	434	391	387	742	778
Insurance operating costs and other expenses	912	909	943	971	910	948	1,821	1,858
Loss on extinguishment of debt	—	—	—	—	21	—	—	21
Reinsurance gain on disposition	—	—	—	(20)	(8)	—	—	(8)
Interest expense	85	86	86	88	89	94	171	183
Total benefits, losses and expenses	4,507	4,010	4,009	4,183	4,215	3,992	8,517	8,207
Income from continuing operations before income taxes	170	381	504	379	470	625	551	1,095
Income tax expense (benefit) [1]	(46)	58	83	7	57	158	12	215
Income from continuing operations, after-tax	216	323	421	372	413	467	539	880
Income from discontinued operations, after-tax	—	—	—	9	—	—	—	—
Net income	216	323	421	381	413	467	539	880
Less: Unlock benefit (charge), before tax	18	13	53	(49)	47	29	31	76
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax [2]	51	(148)	(135)	(49)	6	3	(97)	9
Less: Restructuring and other costs, before tax	—	—	(4)	(4)	(2)	(10)	—	(12)
Less: Loss on extinguishment of debt, before tax	—	—	—	—	(21)	—	—	(21)
Less: Net reinsurance gain on dispositions, before tax	—	—	—	20	8	—	—	8
Less: Income tax benefit (expense) [3]	25	73	62	90	(14)	(7)	98	(21)
Less: Income from discontinued operations, after-tax	—	—	—	9	—	—	—	—
Core earnings	$122	$385	$445	$364	$389	$452	$507	$841

[1]	The three months ended June 30, 2015 included a $48 reduction in income tax expense due to conclusion of the 2007 to 2011 IRS audit.

[2]	For further information, see Components of Net Realized Capital Gains (Losses), page 29.

[3]
Includes federal income tax benefits of $53, $25, $34 and $60, respectively, from the reduction of the deferred tax valuation allowance on capital loss carryovers for the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.  The remainder represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Net income (loss):
Commercial Lines	$240	$228	$293	$211	$259	$240	$468	$499
Personal Lines	(53)	20	51	19	41	76	(33)	117
P&C Other Operations	(154)	17	19	16	(111)	23	(137)	(88)
Property & Casualty ("P&C")	33	265	363	246	189	339	298	528
Group Benefits	55	50	37	42	56	52	105	108
Mutual Funds	20	20	20	22	22	22	40	44
Sub-total	$108	$335	$420	$310	$267	$413	$443	$680
Talcott Resolution	104	17	28	74	217	111	121	328
Corporate	4	(29)	(27)	(3)	(71)	(57)	(25)	(128)
Net income	$216	$323	$421	$381	$413	$467	$539	$880

Core earnings (losses):
Commercial Lines	$224	$249	$289	$216	$264	$234	$473	$498
Personal Lines	(55)	23	51	17	42	75	(32)	117
P&C Other Operations	(154)	19	18	18	(113)	20	(135)	(93)
P&C	$15	$291	$358	$251	$193	$329	$306	$522
Group Benefits	46	48	40	47	56	52	94	108
Mutual Funds	20	20	20	22	22	22	40	44
Sub-total	81	359	418	320	271	403	440	674
Talcott Resolution	91	77	83	107	171	111	168	282
Corporate	(50)	(51)	(56)	(63)	(53)	(62)	(101)	(115)
Core earnings	$122	$385	$445	$364	$389	$452	$507	$841

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Jun 30 2016	Dec 31 2015	Jun 30 2016	Dec 31 2015	Jun 30 2016	Dec 31 2015	Jun 30 2016	Dec 31 2015	Jun 30 2016	Dec 31 2015	Jun 30 2016	Dec 31 2015
Investments
Fixed maturities, available-for-sale, at fair value	$26,473	$25,671	$7,698	$7,405	$45	$57	$25,691	$24,692	$1,334	$1,371	$61,241	$59,196
Fixed maturities, at fair value using the fair value option	174	233	114	116	—	—	123	154	—	—	411	503
Equity securities, available-for-sale, at fair value	525	497	28	35	—	—	136	459	138	130	827	1,121
Mortgage loans	1,969	1,917	818	789	—	—	2,872	2,918	—	—	5,659	5,624
Policy loans, at outstanding balance	—	—	1	1	—	—	1,435	1,446	—	—	1,436	1,447
Limited partnerships and other alternative investments	1,302	1,490	192	193	—	—	1,084	1,191	—	—	2,578	2,874
Other investments	94	(172)	18	(8)	—	—	380	293	3	7	495	120
Short-term investments	777	581	150	167	150	147	904	588	516	360	2,497	1,843
Total investments	$31,314	$30,217	$9,019	$8,698	$195	$204	$32,625	$31,741	$1,991	$1,868	$75,144	$72,728
Cash	145	128	33	14	—	1	282	305	1	—	461	448
Premiums receivable and agents’ balances	3,370	3,275	254	261	—	—	1	1	—	—	3,625	3,537
Reinsurance recoverables	2,461	2,515	587	596	—	—	20,104	20,078	—	—	23,152	23,189
DAC	594	590	42	35	12	11	989	1,180	—	—	1,637	1,816
Deferred income taxes	44	367	(235)	(131)	5	4	1,158	1,335	1,590	1,631	2,562	3,206
Goodwill	119	119	—	—	149	149	—	—	230	230	498	498
Property and equipment, net	868	835	55	55	1	1	72	74	9	9	1,005	974
Other assets	880	1,051	150	138	76	79	500	482	75	79	1,681	1,829
Separate account assets [1]	—	—	—	—	—	—	117,851	120,123	—	—	117,851	120,123
Total assets	$39,795	$39,097	$9,905	$9,666	$438	$449	$173,582	$175,319	$3,896	$3,817	$227,616	$228,348
Future policy benefits, unpaid losses and loss adjustment expenses	21,904	21,825	6,359	6,379	—	—	13,910	13,368	—	$—	$42,173	$41,572
Other policyholder funds and benefits payable	—	—	495	495	—	—	30,894	31,175	—	—	31,389	31,670
Unearned premiums	5,394	5,233	35	43	—	—	109	109	—	—	5,538	5,385
Debt	—	—	—	—	—	—	142	143	5,182	5,216	5,324	5,359
Other liabilities	1,151	1,171	405	307	130	148	1,949	1,786	3,147	3,185	6,782	6,597
Separate account liabilities	—	—	—	—	—	—	117,851	120,123	—	—	117,851	120,123
Total liabilities	$28,449	$28,229	$7,294	$7,224	$130	$148	$164,855	$166,704	$8,329	$8,401	$209,057	$210,706
Common equity, excluding AOCI	10,231	10,342	2,226	2,219	308	301	7,696	8,032	(2,802)	(2,923)	17,659	17,971
AOCI, after-tax	1,115	526	385	223	—	—	1,031	583	(1,631)	(1,661)	900	(329)
Total stockholders’ equity	11,346	10,868	2,611	2,442	308	301	8,727	8,615	(4,433)	(4,584)	18,559	17,642
Total liabilities and equity	$39,795	$39,097	$9,905	$9,666	$438	$449	$173,582	$175,319	$3,896	$3,817	$227,616	$228,348

[1]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
DEBT
Short-term debt	$690	$690	$275	$167	$167	$167
Senior notes	3,551	3,550	3,984	4,259	4,258	4,553
Junior subordinated debentures	1,083	1,083	1,100	1,100	1,100	1,100
Total debt	$5,324	$5,323	$5,359	$5,526	$5,525	$5,820
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,659	$17,858	$17,971	$18,064	$18,039	$17,927
AOCI	900	254	(329)	140	188	1,150
Total stockholders’ equity	$18,559	$18,112	$17,642	$18,204	$18,227	$19,077
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$23,883	$23,435	$23,001	$23,730	$23,752	$24,897
Total capitalization, excluding AOCI, after-tax	$22,983	$23,181	$23,330	$23,590	$23,564	$23,747
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	22.3%	22.7%	23.3%	23.3%	23.3%	23.4%
Total debt to capitalization, excluding AOCI	23.2%	23.0%	23.0%	23.4%	23.4%	24.5%
Total rating agency adjusted debt to capitalization [1] [2]	25.9%	26.4%	27.0%	26.9%	26.9%	26.9%
ANNUAL FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges (after interest credited to contractholders) [3]			2.9:1
Total earnings to total fixed charges (before interest credited to contractholders) [4]			6.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.5 billion, $1.5 billion, $1.5 billion, $1.6 billion, $1.6 billion, $1.6 billion for the three months ended June 30 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes, total fixed charges and interest credited to contractholders, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest, amortization of debt issuance costs and interest credited to contractholders. Interest credited to contractholders includes interest credited on general account assets and interest credited on consumer notes.

[4]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
JUNE 30, 2016

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$392	$116	$211
U.S. statutory capital [2]	$8,609	$1,610	$4,666
U.S. GAAP adjustments:
DAC	594	42	989
Non-admitted deferred tax assets [3]	265	67	1,406
Deferred taxes [4]	(1,315)	(426)	(918)
Goodwill	119	—	—
Non-admitted assets other than deferred taxes	668	68	24
Asset valuation and interest maintenance reserve	—	196	504
Benefit reserves	(23)	209	(210)
Unrealized gains on investments	1,646	605	1,969
Other, net	783	240	297
U.S. GAAP stockholders’ equity	$11,346	$2,611	$8,727

[1]	Statutory net income is for the six months ended June 30, 2016.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Fixed maturities net unrealized gain	$2,406	$1,780	$1,281	$1,571	$1,636	$2,565
Equities net unrealized gain (loss)	31	21	(2)	(8)	21	13
OTTI losses recognized in AOCI	(10)	(15)	(7)	(4)	(7)	(8)
Net gain on cash flow hedging instruments	200	184	130	170	122	177
Total net unrealized gain	$2,627	$1,970	$1,402	$1,729	$1,772	$2,747
Foreign currency translation adjustments	(68)	(49)	(55)	(38)	(24)	(28)
Pension and other postretirement adjustment	(1,659)	(1,667)	(1,676)	(1,551)	(1,560)	(1,569)
Total AOCI	$900	$254	$(329)	$140	$188	$1,150

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Written premiums	$2,661	$2,679	$2,576	$2,674	$2,667	$2,661	$5,340	$5,328
Change in unearned premium reserve	35	81	(91)	49	78	126	116	204
Earned premiums	2,626	2,598	2,667	2,625	2,589	2,535	5,224	5,124
Losses and loss adjustment expenses
Current accident year before catastrophes	1,627	1,545	1,610	1,634	1,525	1,546	3,172	3,071
Current accident year catastrophes	184	91	34	76	139	83	275	222
Prior accident year development [1]	351	33	(5)	37	220	(2)	384	218
Total losses and loss adjustment expenses	2,162	1,669	1,639	1,747	1,884	1,627	3,831	3,511
Amortization of DAC	331	331	330	329	327	324	662	651
Underwriting expenses	445	456	469	474	446	449	901	895
Dividends to policyholders	4	4	4	4	4	5	8	9
Underwriting gain (loss) *	(316)	138	225	71	(72)	130	(178)	58
Net investment income	292	272	270	267	307	327	564	634
Net realized capital gains (losses)	35	(41)	10	(16)	(6)	13	(6)	7
Net servicing and other income [2]	5	7	7	8	27	6	12	33
Income from continuing operations before income taxes	16	376	512	330	256	476	392	732
Income tax expense (benefit)	(17)	111	149	91	67	137	94	204
Income from continuing operations, after-tax	33	265	363	239	189	339	298	528
Income from discontinued operations, after-tax	—	—	—	7	—	—	—	—
Net income	33	265	363	246	189	339	298	528
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	35	(40)	6	(15)	(7)	14	(5)	7
Less: Income tax benefit (expense)	(17)	14	(1)	3	3	(4)	(3)	(1)
Less: Income from discontinued operations, after-tax	—	—	—	7	—	—	—	—
Core earnings	$15	$291	$358	$251	$193	$329	$306	$522
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	9.3%	11.1%	12.5%	12.4%	13.5%	11.5%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	10.3%	12.7%	13.5%	13.4%	14.4%	12.4%

[1]
The three months ended June 30, 2016 and 2015 included unfavorable reserve development of $197 and $146, respectively, related to asbestos reserves, and $71 and $52, respectively, related to environmental reserves.

[2]	The three months ended June 30, 2015 includes a benefit of $20, before-tax, from the resolution of litigation.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
UNDERWRITING GAIN (LOSS)	$(316)	$138	$225	$71	$(72)	$130	$(178)	$58
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	62.0	59.5	60.4	62.2	58.9	61.0	60.7	59.9
Current accident year catastrophes	7.0	3.5	1.3	2.9	5.4	3.3	5.3	4.3
Prior accident year development [1] [2]	13.4	1.3	(0.2)	1.4	8.5	(0.1)	7.4	4.3
Total losses and loss adjustment expenses	82.3	64.2	61.5	66.6	72.8	64.2	73.3	68.5
Expenses	29.6	30.3	30.0	30.6	29.9	30.5	29.9	30.2
Policyholder dividends	0.2	0.2	0.1	0.2	0.2	0.2	0.2	0.2
Combined ratio	112.0	94.7	91.6	97.3	102.8	94.9	103.4	98.9
Current accident year catastrophes and prior year development	20.4	4.8	1.1	4.3	13.9	3.2	12.7	8.6
Combined ratio before catastrophes and prior year development *	91.7	89.9	90.5	93.0	88.9	91.7	90.8	90.3

[1]	The three months ended June 30, 2016 and 2015 included 10.2 point and 7.6 point, respectively, of unfavorable impact related to asbestos and environmental prior accident year loss reserve development.

[2]
The following table summarizes unfavorable (favorable) prior accident year reserve development. For additional information see the Commercial Lines, Personal Lines and P&C Other Operations segments presented in this document.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Auto liability	$67	$74	$1	$23	$5	$25	$141	$30
Homeowners	1	(6)	—	2	6	1	(5)	7
Professional and general liability	34	(1)	2	3	(3)	(30)	33	(33)
Package business	7	45	20	3	4	1	52	5
Net asbestos reserves	197	—	—	—	146	—	197	146
Net environmental reserves	71	—	—	—	52	3	71	55
Workers’ compensation	(4)	(79)	(37)	—	—	—	(83)	—
Workers' compensation discount accretion	7	7	7	7	7	8	14	15
Catastrophes	2	(7)	(1)	1	—	(18)	(5)	(18)
Uncollectible reinsurance	(30)	—	—	—	—	—	(30)	—
Other reserve re-estimates, net	(1)	—	3	(2)	3	8	(1)	11
Total prior accident year development	$351	$33	$(5)	$37	$220	$(2)	$384	$218

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Written premiums	$1,669	$1,726	$1,609	$1,639	$1,655	$1,722	$3,395	$3,377
Change in unearned premium reserve	19	103	(49)	(8)	32	139	122	171
Earned premiums	1,650	1,623	1,658	1,647	1,623	1,583	3,273	3,206
Losses and loss adjustment expenses
Current accident year before catastrophes	938	913	923	952	909	928	1,851	1,837
Current accident year catastrophes	80	44	13	8	42	58	124	100
Prior accident year development [1]	6	(20)	(16)	50	21	(2)	(14)	19
Total losses and loss adjustment expenses	1,024	937	920	1,010	972	984	1,961	1,956
Amortization of DAC	242	242	241	239	237	234	484	471
Underwriting expenses	298	295	295	304	284	295	593	579
Dividends to policyholders	4	4	4	4	4	5	8	9
Underwriting gain	82	145	198	90	126	65	227	191
Net servicing income	5	4	6	6	4	4	9	8
Net investment income	226	209	206	208	239	257	435	496
Net realized capital gains (losses)	25	(33)	11	(18)	(7)	8	(8)	1
Other income (expenses)	—	1	(2)	1	2	1	1	3
Income from continuing operations before income taxes	338	326	419	287	364	335	664	699
Income tax expense	98	98	126	83	105	95	196	200
Income from continuing operations, after-tax	240	228	293	204	259	240	468	499
Income from discontinued operations, after-tax	—	—	—	7	—	—	—	—
Net income	240	228	293	211	259	240	468	499
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	25	(32)	6	(16)	(8)	9	(7)	1
Less: Income tax benefit (expense)	(9)	11	(2)	4	3	(3)	2	—
Less: Income from discontinued operations, after-tax	—	—	—	7	—	—	—	—
Core earnings	$224	$249	$289	$216	$264	$234	$473	$498

[1]	For further information, see Commercial Lines Income Statements (continued), page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

[1] The following table summarizes unfavorable (favorable) prior accident year reserve development.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Auto liability	$(8)	$9	$2	$30	$5	$25	$1	$30
Professional liability	—	(33)	(13)	(6)	—	(17)	(33)	(17)
Package business	7	45	20	3	4	1	52	5
General liability [a]	34	32	15	9	(3)	(13)	66	(16)
Workers’ compensation	(4)	(79)	(37)	—	—	—	(83)	—
Workers' compensation discount accretion	7	7	7	7	7	8	14	15
Catastrophes	1	(2)	1	1	4	(6)	(1)	(2)
Uncollectible reinsurance [b]	(30)	—	—	—	—	—	(30)	—
Other reserve re-estimates, net	(1)	1	(11)	6	4	—	—	4
Total net prior accident year development	$6	$(20)	$(16)	$50	$21	$(2)	$(14)	$19

[a]	For the three months ended June 30, 2016 unfavorable reserve development was primarily due to indemnity losses and legal costs associated with a litigated claim for accident years 2008-2010.

[b]
For the three months ended June 30, 2016 favorable reserve development was due to giving greater weight to favorable collectability experience in recent calendar periods in estimating future collections.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
UNDERWRITING GAIN	$82	$145	$198	$90	$126	$65	$227	$191
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	56.8	56.3	55.7	57.8	56.0	58.6	56.6	57.3
Current accident year catastrophes	4.8	2.7	0.8	0.5	2.6	3.7	3.8	3.1
Prior accident year development	0.4	(1.2)	(1.0)	3.0	1.3	(0.1)	(0.4)	0.6
Total losses and loss adjustment expenses	62.1	57.7	55.5	61.3	59.9	62.2	59.9	61.0
Expenses	32.7	33.1	32.3	33.0	32.1	33.4	32.9	32.8
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.3	0.2	0.3
Combined ratio	95.0	91.1	88.1	94.5	92.2	95.9	93.1	94.0
Current accident year catastrophes and prior year development	5.2	1.5	(0.2)	3.5	3.9	3.6	3.4	3.7
Combined ratio before catastrophes and prior year development	89.8	89.6	88.2	91.0	88.4	92.4	89.7	90.3

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	92.2	89.4	85.3	88.0	89.2	93.9	90.8	91.5
Combined ratio before catastrophes	87.3	86.7	84.5	87.5	86.0	90.5	87.0	88.3
Combined ratio before catastrophes and prior year development	86.9	86.7	85.1	86.8	85.1	89.6	86.8	87.3
MIDDLE MARKET
Combined ratio	99.8	98.3	93.3	102.5	94.5	98.9	99.1	96.7
Combined ratio before catastrophes	93.1	94.9	91.9	101.5	91.1	94.6	94.0	92.8
Combined ratio before catastrophes and prior year development	91.9	92.0	89.0	93.8	89.3	93.7	92.0	91.5
SPECIALTY COMMERCIAL
Combined ratio	92.8	76.5	83.9	81.5	100.4	94.5	84.6	97.4
Combined ratio before catastrophes	92.7	76.5	83.9	81.5	100.4	94.5	84.6	97.5
Combined ratio before catastrophes and prior year development	95.4	94.3	98.1	99.1	98.8	99.1	94.8	98.9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
WRITTEN PREMIUMS
Small Commercial	$883	$926	$793	$822	$867	$906	$1,809	$1,773
Middle Market	578	568	603	594	578	589	1,146	1,167
Specialty Commercial	197	222	204	215	200	219	419	419
National Accounts	79	101	93	95	82	100	180	182
Financial Products	59	60	62	64	60	61	119	121
Bond	48	44	46	50	49	46	92	95
Other Specialty	11	17	3	6	9	12	28	21
Other	11	10	9	8	10	8	21	18
Total	$1,669	$1,726	$1,609	$1,639	$1,655	$1,722	$3,395	$3,377
EARNED PREMIUMS
Small Commercial	$854	$839	$844	$839	$833	$810	$1,693	$1,643
Middle Market	584	574	600	590	583	566	1,158	1,149
Specialty Commercial	201	199	208	208	198	198	400	396
National Accounts	85	85	92	88	82	83	170	165
Financial Products	62	61	63	63	63	61	123	124
Bond	46	45	47	48	47	46	91	93
Other Specialty	8	8	6	9	6	8	16	14
Other	11	11	6	10	9	9	22	18
Total	$1,650	$1,623	$1,658	$1,647	$1,623	$1,583	$3,273	$3,206

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$139	$146	$133	$131	$141	$140	$285	$281
Middle Market	$124	$103	$114	$117	$119	$124	$227	$243
Renewal Price Increases [1]
Standard Commercial Lines - Written	2%	2%	2%	2%	3%	3%	2%	3%
Standard Commercial Lines - Earned	2%	2%	3%	3%	4%	5%	2%	4%
Policy Count Retention [1]
Small Commercial [2]	84%	84%	85%	84%	83%	85%	84%	84%
Middle Market	75%	74%	81%	81%	81%	81%	74%	81%
Middle Market - normalized [2]	79%	79%
Policies in Force (in thousands)
Small Commercial	1,253	1,245	1,254	1,230	1,239	1,211
Middle Market [1]	67	69	71	71	72	72

[1]	Excludes Middle Market specialty programs and livestock lines of business.

[2]
Normalized retention rate for the effect of including certain low premium policies transferred from Middle Market to Small Commercial. The transfer did not have a significant impact on policy count retention in Small Commercial.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Written premiums	$992	$953	$936	$1,034	$1,009	$939	$1,945	$1,948
Change in unearned premium reserve	16	(22)	(42)	57	43	(13)	(6)	30
Earned premiums	976	975	978	977	966	952	1,951	1,918
Losses and loss adjustment expenses
Current accident year before catastrophes	689	632	662	682	616	618	1,321	1,234
Current accident year catastrophes	104	47	21	68	97	25	151	122
Prior accident year development [1]	76	52	(3)	(14)	—	(4)	128	(4)
Total losses and loss adjustment expenses	869	731	680	736	713	639	1,600	1,352
Amortization of DAC	89	89	89	90	90	90	178	180
Underwriting expenses	141	154	163	162	155	148	295	303
Underwriting gain (loss)	(123)	1	46	(11)	8	75	(122)	83
Net servicing income	—	—	1	—	2	1	—	3
Net investment income	33	31	30	29	34	35	64	69
Net realized capital gains (losses)	4	(5)	—	4	(1)	1	(1)	—
Other income (expense)	—	—	(1)	(1)	18	(1)	—	17
Income (loss) before income taxes	(86)	27	76	21	61	111	(59)	172
Income tax expense (benefit)	(33)	7	25	2	20	35	(26)	55
Net income (loss)	(53)	20	51	19	41	76	(33)	117
Less: Net realized capital gains (losses), including DAC, excluded from core earnings, before tax	4	(5)	1	3	(1)	1	(1)	—
Less: Income tax benefit (expense)	(2)	2	(1)	(1)	—	—	—	—
Core earnings (losses)	$(55)	$23	$51	$17	$42	$75	$(32)	$117

[1]	Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Auto liability [a] [b]	$75	$65	$(1)	$(7)	$—	$—	$140	$—
Homeowners	1	(6)	—	2	6	1	(5)	7
Catastrophes	1	(5)	(2)	—	(4)	(12)	(4)	(16)
Other reserve re-estimates, net	(1)	(2)	—	(9)	(2)	7	(3)	5
Total prior accident year development	$76	$52	$(3)	$(14)	$—	$(4)	$128	$(4)

[a]
For the three months ended June 30, 2016 unfavorable reserve development was primarily due to higher than expected emerged severity of bodily injury claims and higher than expected emerged frequency of uninsured and under-insured motorist claims related to accident year 2015.

[b]
For the three months ended March 31, 2016 unfavorable reserve development was primarily due to higher than expected emerged bodily injury severity for accident years 2014 and 2015 and, for the third and fourth accident quarters of 2015, an increase in bodily injury frequency.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
UNDERWRITING GAIN (LOSS)	$(123)	$1	$46	$(11)	$8	$75	$(122)	$83
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	70.6	64.8	67.7	69.8	63.8	64.9	67.7	64.3
Current accident year catastrophes	10.7	4.8	2.1	7.0	10.0	2.6	7.7	6.4
Prior accident year development	7.8	5.3	(0.3)	(1.4)	—	(0.4)	6.6	(0.2)
Total losses and loss adjustment expenses	89.0	75.0	69.5	75.3	73.8	67.1	82.0	70.5
Expenses	23.6	24.9	25.8	25.8	25.4	25.0	24.2	25.2
Combined ratio	112.6	99.9	95.3	101.1	99.2	92.1	106.3	95.7
Current accident year catastrophes and prior year development	18.5	10.1	1.8	5.6	10.0	2.2	14.3	6.2
Combined ratio before catastrophes and prior year development	94.2	89.7	93.5	95.6	89.1	89.9	92.0	89.5
PRODUCT
Automobile
Combined ratio	117.0	106.6	103.5	100.4	98.3	95.4	111.8	96.9
Combined ratio before catastrophes and prior year development	102.7	96.2	102.9	101.6	96.6	94.6	99.4	95.6
Homeowners
Combined ratio	102.4	84.7	76.9	105.5	100.7	85.1	93.5	92.9
Combined ratio before catastrophes and prior year development	74.2	75.1	72.4	82.4	72.6	79.7	74.7	76.1
[1] The increase for the three months ended June 30, 2016 was primarily due to higher automobile liability loss costs, consistent with trends emerging in accident year 2015, and slightly higher fire-related homeowners losses compared to a below normal level of such losses in the three months ended June 30, 2015.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$752	$711	$675	$762	$744	$677	$1,463	$1,421
AARP Agency	92	92	98	95	89	87	184	176
Other Agency	135	136	151	163	163	161	271	324
Other	13	14	12	14	13	14	27	27
Total	$992	$953	$936	$1,034	$1,009	$939	$1,945	$1,948
EARNED PREMIUMS
AARP Direct	$723	$715	$712	$709	$698	$685	$1,438	$1,383
AARP Agency	94	92	92	88	87	81	186	168
Other Agency	147	153	160	165	169	173	300	342
Other	12	15	14	15	12	13	27	25
Total	$976	$975	$978	$977	$966	$952	$1,951	$1,918
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$686	$690	$655	$707	$688	$671	$1,376	$1,359
Homeowners	306	263	281	327	321	268	569	589
Total	$992	$953	$936	$1,034	$1,009	$939	$1,945	$1,948
EARNED PREMIUMS
Automobile	$680	$678	$677	$674	$665	$655	$1,358	$1,320
Homeowners	296	297	301	303	301	297	593	598
Total	$976	$975	$978	$977	$966	$952	$1,951	$1,918
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$83	$110	$114	$111	$96	$101	$193	$197
Homeowners	$21	$23	$25	$29	$29	$27	$44	$56
Renewal Written Price Increases
Automobile	7%	7%	6%	6%	6%	6%	7%	6%
Homeowners	9%	9%	8%	8%	8%	8%	9%	8%
Renewal Earned Price Increases
Automobile	6%	6%	6%	6%	6%	6%	6%	6%
Homeowners	9%	8%	8%	8%	8%	8%	8%	8%
Policy Count Retention
Automobile	84%	84%	84%	84%	84%	84%	84%	84%
Homeowners	84%	84%	85%	85%	86%	85%	84%	85%
Premium Retention
Automobile	88%	87%	87%	87%	87%	87%	88%	87%
Homeowners	89%	90%	90%	90%	90%	90%	89%	90%
Policies in Force (in thousands)
Automobile	2,053	2,073	2,062	2,052	2,049	2,053
Homeowners	1,239	1,262	1,272	1,284	1,296	1,305

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Written premiums	$—	$—	$31	$1	$3	$—	$—	$3
Change in unearned premium reserve	—	—	—	—	3	—	—	3
Earned premiums	—	—	31	1	—	—	—	—
Losses and loss adjustment expenses
Current accident year	—	—	25	—	—	—	—	—
Prior accident year development [1]	269	1	14	1	199	4	270	203
Total losses and loss adjustment expenses	269	1	39	1	199	4	270	203
Underwriting expenses	6	7	11	8	7	6	13	13
Underwriting loss	(275)	(8)	(19)	(8)	(206)	(10)	(283)	(216)
Net investment income	33	32	34	30	34	35	65	69
Net realized capital gains (losses)	6	(3)	(1)	(2)	2	4	3	6
Other income	—	2	3	2	1	1	2	2
Income (loss) before income taxes	(236)	23	17	22	(169)	30	(213)	(139)
Income tax expense (benefit)	(82)	6	(2)	6	(58)	7	(76)	(51)
Net income (loss)	(154)	17	19	16	(111)	23	(137)	(88)
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	6	(3)	(1)	(2)	2	4	3	6
Less: Income tax benefit (expense)	(6)	1	2	—	—	(1)	(5)	(1)
Core earnings (losses)	$(154)	$19	$18	$18	$(113)	$20	$(135)	$(93)

[1]
The three months ended June 30, 2016 and 2015 included unfavorable reserve development of $197 and $146, respectively, related to asbestos reserves, and $71 and $52, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015		Jun 30 2016	Jun 30 2015
Earned premiums	$790	$778	$774	$752	$780	$763		$1,568	$1,543
Fee income	18	17	17	17	16	17		35	33
Net investment income	88	88	88	91	95	97		176	192
Net realized capital gains (losses)	16	2	(6)	(6)	2	(1)		18	1
Total revenues	912	885	873	854	893	876		1,797	1,769
Benefits, losses and loss adjustment expenses	634	618	620	591	618	598		1,252	1,216
Amortization of DAC	7	8	7	8	8	8		15	16
Insurance operating costs and other expenses	196	194	199	198	191	200		390	391
Total benefits, losses and expenses	837	820	826	797	817	806		1,657	1,623
Income before income taxes	75	65	47	57	76	70		140	146
Income tax expense	20	15	10	15	20	18		35	38
Net income	55	50	37	42	56	52		105	108
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	15	2	(5)	(7)	—	—	—	17	—
Less: Income tax benefit (expense)	(6)	—	2	2	—	—		(6)	—
Core earnings	$46	$48	$40	$47	$56	$52		$94	$108
Margin
Net income margin	6.0%	5.7%	4.2%	4.9%	6.3%	5.9%		5.9%	6.1%
Core earnings margin *	5.1%	5.5%	4.6%	5.5%	6.3%	5.9%		5.3%	6.1%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	8.2%	8.3%	8.5%	9.2%	9.0%	9.1%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	9.4%	10.2%	10.3%	10.8%	10.3%	10.4%

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
PREMIUMS
Fully insured ongoing premiums
Group disability	$363	$352	$356	$344	$358	$354	$715	$712
Group life	376	369	371	364	376	365	745	741
Other	51	51	47	43	46	44	102	90
Total fully insured ongoing premiums	$790	$772	$774	$751	$780	$763	$1,562	$1,543
Total buyouts [1]	—	6	—	1	—	—	6	—
Total premiums	790	778	774	752	780	763	1,568	1,543
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$45	$84	$22	$24	$27	$123	$129	$150
Group life	31	149	20	33	28	148	180	176
Other	4	33	6	4	3	29	37	32
Total fully insured ongoing sales	80	266	48	61	58	300	346	358
Total buyouts [1]	—	6	—	1	—	—	6	—
Total sales	80	272	48	62	58	300	352	358
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	79.9%	82.4%	82.9%	80.9%	80.8%	81.8%	81.1%	81.3%
Group life loss ratio	78.1%	73.8%	76.0%	73.4%	76.2%	73.2%	76.0%	74.8%
Total loss ratio	78.5%	77.6%	78.4%	76.8%	77.6%	76.7%	78.0%	77.2%
Expense ratio	25.1%	25.6%	26.0%	26.8%	25.0%	26.7%	25.4%	25.8%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Investment management fees	$140	$135	$146	$149	$152	$147	$275	$299
Shareholder servicing fees	20	20	20	19	19	19	40	38
Other revenue	13	12	13	14	13	13	25	26
Total revenues	173	167	179	182	184	179	340	363
Sub-advisory	50	48	53	53	55	52	98	107
Employee compensation and benefits	24	24	25	23	25	25	48	50
Distribution and service	39	39	40	42	42	41	78	83
General, administrative and other	28	25	29	30	28	27	53	55
Total expenses	141	136	147	148	150	145	277	295
Income before income taxes	32	31	32	34	34	34	63	68
Income tax expense	12	11	12	12	12	12	23	24
Net income	$20	$20	$20	$22	$22	$22	$40	$44
Core earnings	$20	$20	$20	$22	$22	$22	$40	$44
Average Total Mutual Funds segment AUM	$90,919	$91,188	$90,503	$92,350	$95,797	$94,778	$91,693	$94,638
Return on assets (bps, after-tax) [1]
Net income	8.8	8.8	8.8	9.5	9.2	9.3	8.7	9.3
Core earnings	8.8	8.8	8.8	9.5	9.2	9.3	8.7	9.3
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	34.2%	35.5%	37.4%	39.8%	40.3%	40.4%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	34.4%	35.8%	37.5%	41.9%	42.5%	42.7%

[1]	Represents annualized earnings divided by average assets under management, as measured in basis points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Equity
Beginning balance	$46,455	$47,369	$44,318	$47,841	$47,131	$45,221	$47,369	$45,221
Sales	2,324	3,069	2,863	2,746	2,367	2,583	5,393	4,950
Redemptions	(2,974)	(2,853)	(2,134)	(2,105)	(2,145)	(2,307)	(5,827)	(4,452)
Net flows	(650)	216	729	641	222	276	(434)	498
Change in market value and other	1,003	(1,130)	2,322	(4,164)	488	1,634	(127)	2,122
Ending balance	$46,808	$46,455	$47,369	$44,318	$47,841	$47,131	$46,808	$47,841
Fixed Income
Beginning balance	$12,389	$12,625	$13,443	$13,844	$14,267	$14,046	$12,625	$14,046
Sales	843	918	988	878	883	1,240	1,761	2,123
Redemptions	(1,012)	(1,432)	(1,549)	(1,166)	(1,084)	(1,338)	(2,444)	(2,422)
Net flows	(169)	(514)	(561)	(288)	(201)	(98)	(683)	(299)
Change in market value and other	271	278	(257)	(113)	(222)	319	549	97
Ending balance	$12,491	$12,389	$12,625	$13,443	$13,844	$14,267	$12,491	$13,844
Multi-Strategy Investments [1]
Beginning balance	$14,775	$14,419	$13,784	$14,566	$14,298	$13,768	$14,419	$13,768
Sales	920	712	785	568	739	887	1,632	1,626
Redemptions	(520)	(600)	(548)	(614)	(510)	(536)	(1,120)	(1,046)
Net flows	400	112	237	(46)	229	351	512	580
Change in market value and other	467	244	398	(736)	39	179	711	218
Ending balance	$15,642	$14,775	$14,419	$13,784	$14,566	$14,298	$15,642	$14,566
Mutual Fund AUM
Beginning balance	$73,619	$74,413	$71,545	$76,251	$75,696	$73,035	$74,413	$73,035
Sales	4,087	4,699	4,636	4,192	3,989	4,710	8,786	8,699
Redemptions	(4,506)	(4,885)	(4,231)	(3,885)	(3,739)	(4,181)	(9,391)	(7,920)
Net flows	(419)	(186)	405	307	250	529	(605)	779
Change in market value and other	1,741	(608)	2,463	(5,013)	305	2,132	1,133	2,437
Ending balance	$74,941	$73,619	$74,413	$71,545	$76,251	$75,696	$74,941	$76,251
Talcott Resolution AUM [2]	$16,482	$16,795	$17,549	$17,498	$19,406	$20,240	$16,482	$19,406
Total Mutual Funds segment AUM	$91,423	$90,414	$91,962	$89,043	$95,657	$95,936	$91,423	$95,657

[1]	Includes balanced, allocation, and alternative investment products.
[2] Talcott Resolution AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
NET INCOME
Individual Annuity [1]	$76	$39	$7	$47	$141	$89	$115	$230
Institutional and other	28	(22)	21	27	76	22	6	98
Talcott Resolution net income	104	17	28	74	217	111	121	328
Less: Unlock benefit (charge), before tax	18	13	53	(49)	47	29	31	76
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	3	(106)	(135)	(22)	11	(29)	(103)	(18)
Less: Net reinsurance gain on dispositions, before tax	—	—	—	20	8	—	—	8
Less: Income tax benefit (expense) on items not included in core earnings	(8)	33	27	16	(20)	—	25	(20)
Less: Income from discontinued operations, after-tax	—	—	—	2	—	—	—	—
Talcott Resolution core earnings	$91	$77	$83	$107	$171	$111	$168	$282
CORE EARNINGS
Individual Annuity	$69	$61	$70	$83	$134	$83	$130	$217
Institutional and other	22	16	13	24	37	28	38	65
Talcott Resolution core earnings	$91	$77	$83	$107	$171	$111	$168	$282
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	2.0%	3.7%	4.9%	6.5%	5.2%	(4.1)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	4.5%	6.0%	6.2%	6.4%	5.9%	5.0%
Return on Assets (bps, after tax) [2]
Net income return on assets	60.7	30.3	5.3	34.0	95.6	58.5	45.1	77.0
Core earnings return on assets *	55.1	47.4	53.3	60.0	90.8	54.5	51.0	72.6

[1]	The three months ended June 30, 2015 included a $48 reduction in income tax expense due to conclusion of the 2007 to 2011 IRS audit.

[2]	Represents Individual Annuity annualized earnings divided by a two-point average of assets under management.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
FULL SURRENDER RATES [1]
Variable Annuity	7.7%	6.7%	8.3%	9.1%	9.9%	10.9%	7.2%	10.5%
Fixed Annuity and Other	5.1%	4.4%	8.6%	12.1%	7.3%	6.2%	4.8%	6.8%
CONTRACT COUNTS (in thousands)
Variable Annuity	571	587	603	618	634	653
Fixed Annuity and Other	125	127	128	130	134	137

[1]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,099	2,060	2,044	1,920	2,063	2,068
Total account value with guaranteed minimum death benefits (“GMDB”)	$41,738	$42,500	$44,245	$44,464	$49,359	$51,500
Gross net amount at risk ("NAR")	3,885	4,262	4,198	5,027	3,719	3,683
NAR reinsured	75%	73%	74%	70%	79%	80%
Contracts in the Money [3]	48%	56%	55%	60%	33%	20%
% In the Money [3] [4]	10%	9%	9%	11%	10%	16%
Retained NAR [2]	965	1,149	1,105	1,513	784	733
Net GAAP liability for GMDB benefits	178	184	190	193	184	183

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$18,952	$19,384	$20,194	$20,441	$22,816	$23,995
Gross NAR	240	267	248	306	168	152
NAR reinsured	35%	34%	33%	31%	31%	28%
Contracts in the Money [3]	10%	11%	11%	13%	7%	6%
% In the Money [3] [4]	10%	10%	9%	9%	11%	12%
Retained NAR [2]	155	177	167	212	116	109
Net GAAP liability for non-lifetime GMWB benefits	296	254	174	194	54	99
Net GAAP liability for lifetime GMWB benefits	156	150	149	108	105	140
[2] Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.
[3] Excludes contracts that are fully reinsured.
[4] For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
VARIABLE ANNUITY
Beginning balance	$42,500	$44,245	$44,464	$49,359	$51,500	$52,861	$44,245	$52,861
Deposits	40	42	45	43	52	49	82	101
Partial withdrawals	(379)	(410)	(517)	(432)	(487)	(498)	(789)	(985)
Full surrenders	(813)	(728)	(920)	(1,065)	(1,250)	(1,426)	(1,541)	(2,676)
Death benefits/annuitizations/other [1]	(344)	(370)	(356)	(361)	(394)	(421)	(714)	(815)
Net flows	(1,496)	(1,466)	(1,748)	(1,815)	(2,079)	(2,296)	(2,962)	(4,375)
Change in market value/change in reserve/interest credited and other	734	(279)	1,529	(3,080)	(62)	935	455	873
Ending balance	$41,738	$42,500	$44,245	$44,464	$49,359	$51,500	$41,738	$49,359
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$8,014	$8,109	$8,272	$8,516	$8,666	$8,748	$8,109	$8,748
Surrenders	(86)	(76)	(147)	(189)	(122)	(108)	(162)	(230)
Death benefits/annuitizations/other [1]	(98)	(86)	(102)	(85)	(92)	(82)	(184)	(174)
Transfers	—	—	(1)	(1)	(3)	36	—	33
Net flows	(184)	(162)	(250)	(275)	(217)	(154)	(346)	(371)
Change in market value/change in reserve/interest credited and other	71	67	87	31	67	72	138	139
Ending balance	$7,901	$8,014	$8,109	$8,272	$8,516	$8,666	$7,901	$8,516
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$50,514	$52,354	$52,736	$57,875	$60,166	$61,609	$52,354	$61,609
Deposits	40	42	45	43	52	49	82	101
Surrenders	(1,278)	(1,214)	(1,584)	(1,686)	(1,859)	(2,032)	(2,492)	(3,891)
Death benefits/annuitizations/other [1]	(442)	(456)	(458)	(446)	(486)	(503)	(898)	(989)
Transfers	—	-	(1)	(1)	(3)	36	—	33
Net flows	(1,680)	(1,628)	(1,998)	(2,090)	(2,296)	(2,450)	(3,308)	(4,746)
Change in market value/change in reserve/interest credited and other	805	(212)	1,616	(3,049)	5	1,007	593	1,012
Ending balance	$49,639	$50,514	$52,354	$52,736	$57,875	$60,166	$49,639	$57,875

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Fee income	$1	$1	$2	$1	$3	$2	$2	$5
Net investment income	6	11	5	5	4	3	17	7
Net realized capital gains (losses)	(1)	(4)	(2)	(3)	2	18	(5)	20
Total revenues	6	8	5	3	9	23	14	32
Insurance operating costs and other expenses	(1)	6	6	9	11	7	5	18
Loss on extinguishment of debt	—	—	—	—	21	—	—	21
Interest expense	85	86	86	88	89	94	171	183
Restructuring and other costs	—	—	4	4	2	10	—	12
Total expenses	84	92	96	101	123	111	176	234
Loss before income taxes	(78)	(84)	(91)	(98)	(114)	(88)	(162)	(202)
Income tax benefit	(82)	(55)	(64)	(95)	(43)	(31)	(137)	(74)
Net income (loss)	4	(29)	(27)	(3)	(71)	(57)	(25)	(128)
Less: Net realized capital gains (losses) including DAC, excluded from core losses, before tax	(2)	(4)	(1)	(5)	2	18	(6)	20
Less: Restructuring and other costs, before tax	—	—	(4)	(4)	(2)	(10)	—	(12)
Less: Loss on extinguishment of debt, before tax	—	—	—	—	(21)	—	—	(21)
Less: Income tax benefit (expense)	56	26	34	69	3	(3)	82	—
Core losses	$(50)	$(51)	$(56)	$(63)	$(53)	$(62)	$(101)	$(115)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Net Investment Income
Fixed maturities [1]
Taxable	$498	$488	$490	$497	$490	$485	$986	$975
Tax-exempt	106	107	108	111	113	115	213	228
Total fixed maturities	$604	$595	$598	$608	$603	$600	$1,199	$1,203
Equity securities, available-for-sale	6	11	6	8	5	6	17	11
Mortgage loans	60	60	60	67	71	69	120	140
Policy loans	20	22	22	20	20	20	42	40
Limited partnerships and other alternative investments [2]	40	8	12	22	94	99	48	193
Other [3]	34	27	32	33	31	42	61	73
Subtotal	764	723	730	758	824	836	1,487	1,660
Investment expense	(29)	(27)	(35)	(28)	(28)	(27)	(56)	(55)
Total net investment income	$735	$696	$695	$730	$796	$809	$1,431	$1,605
Annualized investment yield, before tax [4]	4.2%	4.0%	3.9%	4.1%	4.5%	4.5%	4.1%	4.5%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.1%	1.2%	1.5%	2.9%	12.9%	13.7%	3.6%	13.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.1%	4.1%	4.2%	4.1%	4.1%	4.1%	4.1%
Annualized investment yield, after-tax [4]	3.0%	2.8%	2.8%	2.8%	3.1%	3.1%	2.9%	3.1%
Average reinvestment rate [5]	3.2%	3.8%	3.4%	3.7%	3.5%	3.1%	3.5%	3.3%
Average sales/maturities yield [6]	4.0%	4.3%	3.4%	3.9%	3.6%	4.1%	4.2%	3.9%
Portfolio duration (in years) [7]	5.8	5.8	5.5	5.4	5.5	5.4	5.8	5.5

[1]	Includes income on short-term bonds.

[2]
Limited partnerships include hedge funds and a fund of funds; alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships and limited liability companies.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Net Investment Income
Fixed maturities [1]
Taxable	$168	$169	$164	$157	$161	$165	$337	$326
Tax-exempt	82	84	84	86	88	90	166	178
Total fixed maturities	$250	$253	$248	$243	$249	$255	$503	$504
Equity securities, available-for-sale	3	4	3	4	3	2	$7	5
Mortgage loans	19	19	19	20	19	18	$38	37
Limited partnerships and other alternative investments [2]	23	6	9	5	39	53	$29	92
Other [3]	9	2	5	5	8	10	$11	18
Subtotal	304	284	284	277	318	338	588	656
Investment expense	(12)	(12)	(14)	(10)	(11)	(11)	$(24)	(22)
Total net investment income	$292	$272	$270	$267	$307	$327	$564	$634
Annualized investment yield, before tax [4]	3.9%	3.7%	3.7%	3.6%	4.2%	4.5%	3.8%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.9%	1.7%	2.2%	1.3%	10.1%	14.1%	4.2%	12.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.8%	3.8%	3.7%	3.7%	3.9%	4.0%	3.8%	3.9%
Annualized investment yield, after-tax [4]	2.9%	2.7%	2.8%	2.7%	3.1%	3.3%	2.8%	3.2%
Average reinvestment rate [5]	3.1%	3.8%	3.6%	3.8%	3.7%	3.4%	3.5%	3.5%
Average sales/maturities yield [6]	3.9%	4.5%	3.4%	4.2%	4.1%	4.3%	4.2%	4.2%
Portfolio duration (in years) [7]	5.1	5.2	5.0	4.9	5.0	4.8	5.1	5.0
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income by Segment	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Net Investment Income
Commercial Lines	$226	$209	$206	$208	$239	$257	$435	$496
Personal Lines	33	31	30	29	34	35	64	69
P&C Other Operations	33	32	34	30	34	35	65	69
Total Property & Casualty	$292	$272	$270	$267	$307	$327	$564	$634
Group Benefits	88	88	88	91	95	97	176	192
Mutual Funds	1	—	1	—	—	—	1	—
Talcott Resolution	348	325	331	367	390	382	673	772
Corporate	6	11	5	5	4	3	17	7
Total net investment income by segment	$735	$696	$695	$730	$796	$809	$1,431	$1,605
	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Total Property & Casualty	$23	$6	$9	$5	$39	$53	$29	$92
Group Benefits	4	3	2	8	8	6	7	14
Talcott Resolution	13	(1)	1	9	47	40	12	87
Total net investment income from limited partnerships and other alternative investments [1]	$40	$8	$12	$22	$94	$99	$48	$193
[1] Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Jun 30 2016	Jun 30 2015
Net Realized Capital Gains (Losses)
Gross gains on sales	$124	$90	$59	$83	$121	$197	$214	$318
Gross losses on sales	(25)	(108)	(72)	(73)	(112)	(148)	(133)	(260)
Net impairment losses	(7)	(23)	(39)	(40)	(11)	(12)	(30)	(23)
Valuation allowances on mortgage loans	—	—	(3)	1	—	(3)	—	(3)
Periodic net coupon settlements on credit derivatives	—	—	3	3	4	1	—	5
Results of variable annuity hedge program
GMWB derivatives, net	3	(17)	(52)	(32)	(4)	1	(14)	(3)
Macro hedge	(20)	(14)	(70)	51	(23)	(4)	(34)	(27)
Total results of variable annuity hedge program	(17)	(31)	(122)	19	(27)	(3)	(48)	(30)
Other net gains (losses) [1]	(22)	(83)	48	(37)	34	(27)	(105)	7
Total net realized capital gains (losses)	$53	$(155)	$(126)	$(44)	$9	$5	$(102)	$14
Less: Impacts of DAC	—	(7)	5	1	(1)	—	(7)	(1)
Less: Realized gains, included in core earnings, before tax	2	—	4	4	4	2	2	6
Total net realized capital gains (losses) including DAC, excluded from core earnings, before tax	51	(148)	(135)	(49)	6	3	(97)	9
Less: Impacts of tax	21	(52)	(45)	(19)	2	1	(31)	3
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$30	$(96)	$(90)	$(30)	$4	$2	$(66)	$6

[1]
Primarily consists of changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, embedded derivatives associated with modified coinsurance reinsurance contracts and the fixed payout annuity hedge.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Jun 30 2016		Mar 31 2016		Dec 31 2015		Sept 30 2015		Jun 30 2015
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$75,144	100.0%	$73,910	100.0%	$72,728	100.0%	$74,405	100.0%	$74,440	100.0%
Asset-backed securities	$2,777	4.5%	$2,665	4.4%	$2,499	4.2%	$2,716	4.6%	$2,890	4.9%
Collateralized debt obligations	2,867	4.7%	3,107	5.1%	3,038	5.1%	3,031	5.1%	3,218	5.4%
Commercial mortgage-backed securities	5,195	8.5%	5,224	8.6%	4,717	8.0%	4,542	7.7%	4,664	7.9%
Corporate	27,158	44.4%	27,297	45.0%	26,802	45.3%	26,772	45.3%	26,610	45.1%
Foreign government/government agencies	1,188	1.9%	1,189	2.0%	1,308	2.2%	1,255	2.1%	1,313	2.2%
Municipal	12,611	20.6%	12,303	20.3%	12,121	20.5%	12,211	20.7%	12,298	20.8%
Residential mortgage-backed securities	4,826	7.9%	4,338	7.1%	4,046	6.8%	3,859	6.5%	3,969	6.7%
U.S. Treasuries	4,619	7.5%	4,570	7.5%	4,665	7.9%	4,723	8.0%	4,166	7.0%
Total fixed maturities, available-for-sale	$61,241	100.0%	$60,693	100.0%	$59,196	100.0%	$59,109	100.0%	$59,128	100.0%
U.S. government/government agencies	$8,887	14.5%	$8,316	13.7%	$8,179	13.8%	$8,167	13.8%	$7,694	13.0%
AAA	7,883	12.9%	7,771	12.8%	7,195	12.2%	7,444	12.6%	7,675	13.0%
AA	10,600	17.3%	10,726	17.7%	10,584	17.9%	10,400	17.6%	10,298	17.4%
A	15,898	25.9%	15,631	25.7%	15,128	25.5%	15,687	26.5%	16,265	27.5%
BBB	14,739	24.1%	14,968	24.7%	14,918	25.2%	14,215	24.1%	13,952	23.6%
BB	2,094	3.4%	2,123	3.5%	1,983	3.3%	1,881	3.2%	1,767	3.0%
B	915	1.5%	967	1.6%	1,034	1.8%	1,110	1.9%	1,235	2.1%
CCC	171	0.3%	131	0.2%	116	0.2%	141	0.2%	184	0.3%
CC & below	54	0.1%	60	0.1%	59	0.1%	64	0.1%	58	0.1%
Total fixed maturities, available-for-sale	$61,241	100.0%	$60,693	100.0%	$59,196	100.0%	$59,109	100.0%	$59,128	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
JUNE 30, 2016

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate and Equity, Exposures by Sector, Available-for-sale
Financial services	$5,853	$6,182	8.2%
Utilities	4,805	5,307	7.1%
Consumer non-cyclical	3,659	4,048	5.4%
Technology and communications	3,497	3,854	5.1%
Energy [1]	1,991	2,127	2.8%
Consumer cyclical	1,911	2,042	2.7%
Capital goods	1,660	1,823	2.4%
Basic industry	1,060	1,142	1.5%
Transportation	832	905	1.2%
Other	514	555	0.7%
Total	$25,782	$27,985	37.1%
Top Ten Exposures by Issuer [2]
Morgan Stanley	$297	$310	0.4%
State of California	264	307	0.4%
Commonwealth of Massachusetts	237	271	0.4%
JP Morgan Chase & Co.	245	256	0.3%
New York State Dormitory Authority	222	250	0.3%
American Electric Power Company Inc.	230	245	0.3%
Goldman Sachs Group Inc.	223	238	0.3%
Wells Fargo & Company	234	232	0.3%
Bank of America Corp.	225	231	0.3%
CVS Health Corp.	207	230	0.3%
Total	$2,384	$2,570	3.3%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets, and is separated into two distinct asset categories referred to as Mutual Fund funds and Talcott funds. Mutual Fund funds are sold primarily through retail, bank trust and registered investment advisor channels. Talcott funds represents those assets held in separate accounts supporting the Company's legacy variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, loss on extinguishment of debt, reinsurance gains and losses from disposal of businesses, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, excluding Talcott Resolution represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity.
The Company excludes AOCI in the calculation of ROE, core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income for the Company's P&C businesses are set forth on pages 8, 10, 14 and 17.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Combined ratio before catastrophes and prior accident year development ("PYD") (also referred to as Current Accident Year ("CAY") combined ratio before catastrophes) is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. The combined ratio before catastrophes and PYD represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the combined ratio before catastrophes and PYD for Commercial Lines and Personal Lines is set forth on pages 12 and 15, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.